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                                                                     EXHIBIT 4.1

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             INCORPORATED UNDER THE LAWS OF THE STATE Of WASHINGTON
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--------                                                   --------
No.                                                          Shares
--------                                                   --------

                            The State of Washington

                               DDR Systems, Inc.
                                 One Million Shares Authorized, $0.01 Par Value

This Certifies That SPECIMEN is the owner of ______________ Shares of
                    --------

$0.01 each of the Capital Stock of

                                   DDR Systems, Inc.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness whereof, the said corporation has caused this Certificate to be signed by its duly authorized officers, and to be sealed with the Seal of the Corporation this______day of ____________________________At

[SEAL]


_______________                                _______________
President                                      Secretary


                               -----------------
                               SHARES $0.01 EACH
                               -----------------
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                                  CERTIFICATE
                                      FOR

                                     SHARES

                               SEAL APPEARS HERE

                                     OF THE

                                 CAPITAL STOCK

                               DDR SYSTEMS, INC.

                                   ISSUED TO

                           --------------------------
                                     DATED

                           --------------------------

     For Value Received _____ hereby sell, assign and transfer unto ____________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the Capital Stock represented by the written Certificate and do hereby irrevocably constitute and appoint _____________________________________________
to transfer the said Stock on the books of the within named corporation with full power of substitution in the premises.

     Dated _________________________________

          In presence of
                         _______________________________________________________

NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORESPOND WITH THE NAME AS WRITTEN ON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR WITH OUT ALTERATION AND ENLARGEMENTS OR ANY CHANGE WHATEVER

     PLEASE NOTE THAT ALL CERTIFICATES MUST BE LEGENDED AS FOLLOWS:

     The shares to be acquired upon exercise of these warrants have not been registered under the Securities Act of 1933, as amended, (the "Act") and may not be sold, transferred or otherwise disposed of by the holder, unless registered under, the Act or unless, in the opinion of council satisfactory to the issuer, the transfer qualifies for all exemption from or exemption to the registration provisions thereof.